Exhibit 10.13
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 30, 2024, is by and among PUBLIC POLICY HOLDING COMPANY, INC., a Delaware corporation (“Company”), ALPINE GROUP PARTNERS, LLC, a Delaware limited liability company, ALPINE ADVISORS LLC, a Delaware limited liability company, BAY STRATEGIES LLC, a Delaware limited liability company, BLUE ENGINE MESSAGE & MEDIA, LLC, a Delaware limited liability company, CFW GROUP LLC, a Delaware limited liability company, COLUMBIA CAMPAIGN GROUP LLC, a Delaware limited liability company, CROSSROADS STRATEGIES, LLC, a Delaware limited liability company, FORBES TATE PARTNERS LLC, a Delaware limited liability company, JDA FRONTLINE PARTNERS, LLC, a Delaware limited liability company, KP PUBLIC AFFAIRS LLC, a Delaware limited liability company, MULTISTATE ASSOCIATES, LLC, a Delaware limited liability company, O’NEILL & PARTNERS, LLC, a Delaware limited liability company, SEVEN LETTER ONA LLC, a Delaware limited liability company, and CONCORDANT LLC, a Delaware limited liability company (together with Company, individually and collectively, the “Existing Borrower”), and LUCAS PUBLIC AFFAIRS, LLC, a Delaware limited liability company (the “New Borrower”, and together with the Existing Borrower, individually and collectively, the “Borrower”); and BANK OF AMERICA, N.A., as the lender (the “Lender”).
The Existing Borrower and the Lender are parties to that certain Credit Agreement dated as of February 28, 2023 (as amended, amended and restated, supplemented, substituted, extended, renewed or otherwise modified from time to time the “Credit Agreement”), and they now desire to, among other things, (i) make a new supplemental term loan to the Borrower in the principal amount of Thirteen Million Dollars ($13,000,000) and (ii) amend certain provisions of the Credit Agreement as provided herein.
Accordingly, for and in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency of which consideration are hereby mutually acknowledged, the Borrower and the Lender hereby agree as follows:
1.    Capitalized Terms. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, as amended by this Amendment.
2.    Outstanding Principal Balance of Existing Loans. The Borrower acknowledges that as of the date hereof the outstanding principal balance of the existing Term Loan is Ten Million Two Hundred Eight Thousand Three Hundred Thirty-Three and 29/100 Dollars ($10,208,333.29). Borrower represents and warrants to Lender that the outstanding principal balance of the existing Term Loan and Revolving Loans are due and owing to Lender, without offset or defense of any kind or nature and in the event Borrower has any offsets or defenses thereto, Borrower hereby irrevocably waives all such offsets and defenses.
3.    Amendments to the Credit Agreement. As of the date all of the conditions set forth in Section 5 of this Amendment are fully satisfied, the Borrower and the Lender agree that the following provisions of the Credit Agreement are amended as follows:
3.1.    Defined Terms.
(a)    The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Applicable Rate” means, for any day, (i) in respect of the Term Facility or the Revolving Facility, as the context may require, Term SOFR plus 2.25% per annum and (ii) in respect of the Supplemental Term Facility Term SOFR plus 2.60% per annum.
“Availability Period” means (a) in respect of the Revolving Facility, the period from and including the Closing Date to the earliest of (i) the Maturity Date for the Revolving Facility, (ii) the date of termination of the Revolving Commitments pursuant to Section 2.07, and (iii) the date of termination of the Commitment of the Lender to make Revolving Loans and L/C Credit Extensions pursuant to Section 8.02, (b) in respect of the Term Facility, the period from, and including the Closing Date to three (3) Business Days following the Closing Date, and (c) in respect of the Supplemental Term Facility, the period from, and including, the First Amendment Closing Date to the earliest of (i) the date that falls one hundred eighty (180) days after the First Amendment Closing Date, (ii) the Maturity Date for the Supplemental Term Facility and (iii) the date of termination of the commitments of the Lender to make Supplemental Term Loans pursuant to Section 8.02.
“Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus one-half of one percent (0.50%), (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Term SOFR plus one percent (1.00%), subject to the interest rate floors set forth therein; provided, that, if the Base Rate shall be less than 1%, such rate shall be deemed 1% for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“Base Rate Loan” means a Revolving Loan, a Term Loan or a Supplemental Term Loan that bears interest based on the Base Rate.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Lender’s Office is located.
“Commitment” means the Term Commitment, the Supplemental Term Commitment, or the Revolving Commitment, as the context may require.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Lender, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Lender in a manner substantially consistent with market practice (or, if the Lender determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Lender determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Facility” means the Term Facility, the Supplemental Term Facility, or the Revolving Facility, as the context may require.
“Interest Payment Date” means, (a) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, that, if any Interest Period for a Term SOFR Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made.
“Interest Period” means, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, as selected by the Borrower in its Loan Notice, or such other period that is twelve months or less requested by the Borrower and consented to by the Lender (in the case of each requested Interest Period, subject to availability), provided, that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.
“Loan” means an extension of credit by the Lender to the Borrower under Article II in the form of a Term Loan, a Supplemental Term Loan or a Revolving Loan.
“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit B or such other form as may be approved by the Lender (including any form on an electronic platform or electronic transmission system as shall be approved by the Lender), appropriately completed and signed by a Responsible Officer of the Borrower.

“Maturity Date” means (a) with respect to the Revolving Facility, January 31, 2026, (b) with respect to the Term Facility, January 31, 2026, and (c) with respect to the Supplemental Term Facility, April 30, 2028; provided, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
“Outstanding Amount” means (a) with respect to the Term Loan, the Supplemental Term Loans and the Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of the Term Loan, the Supplemental Term Loans and the Revolving Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of unreimbursed amounts.
“Purchase Agreement” means, individually and collectively, the Closing Date Purchase Agreement and the Project Prince Purchase Agreement, as applicable.
“Purchase Agreement Documents” means the Closing Date Purchase Agreement Documents and the Project Prince Purchase Agreement Documents, as applicable.
“Purchase Agreement Transaction” means individually and collectively, the Closing Date Purchase Agreement Transaction or the Project Prince Purchase Agreement Transaction, as applicable.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of the Term Loan, the Supplemental Term Loans or Revolving Loans, a Loan Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.
“Revolving Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by the Lender pursuant to Section 2.01(b).
“Seller” means individually or collectively, as the context may require, the Closing Date Seller and the Project Prince Seller.
“SOFR Adjustment” means with respect to Daily Simple SOFR means 0.10% (10 basis points) and with respect to Term SOFR means 0.10% (10 basis points) for any interest period.
“Term Borrowing” means a borrowing consisting of the Term Loan and the simultaneous Supplemental Term Loans of the same Type, and, in the case of Term SOFR Loans, having the same Interest Period made by the Lender pursuant to Section 2.01(a).
“Term SOFR” means:
(a)    for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term;
provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero the Term SOFR shall be deemed zero for purposes of this Agreement.
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan.
(b)    Section 1.01 of the Credit Agreement is hereby amended to add in the appropriate alphabetical order the following definitions:
“CME” means CME Group Benchmark Administration Limited.
“Closing Date Purchase Agreement” means that certain purchase agreement dated March 1, 2023, by and among Closing Date Seller, Multistate and the Company
“Closing Date Purchase Agreement Documents” means collectively the Closing Date Purchase Agreement and any and all other agreements, documents or instruments (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefore) previously, now or hereafter executed and delivered by the Closing Date Seller, Multistate, the Company, or any other Person in connection with the Closing Date Purchase Agreement Transaction.
“Closing Date Purchase Agreement Transaction” means the asset purchase agreement transaction contemplated by the provisions of the Closing Date Purchase Agreement.
“Closing Date Seller” means Multistate Associates, Inc., a New York corporation.
“First Amendment Closing Date” means April 30, 2024.
“Project Prince Purchase Agreement” means that certain asset purchase agreement dated May 1, 2024, by and among Project Prince Seller, Lucas Public Affairs, LLC, the Company and the owners of Project Prince Seller.
“Project Prince Purchase Agreement Documents” means collectively the Project Prince Purchase Agreement and any and all other agreements, documents or instruments (together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefore) previously, now or hereafter executed and delivered by the Project Prince Seller, Lucas Public Affairs, LLC, the Company, or any other Person in connection with the Project Prince Purchase Agreement Transaction.

“Project Prince Purchase Agreement Transaction” means the asset purchase agreement transaction contemplated by the provisions of the Project Prince Purchase Agreement.
“Project Prince Seller” means Lucas Public Affairs, a California corporation.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“Supplemental Term Commitment” means the Lender’s obligation to make the Supplemental Term Loans to the Borrower pursuant to Section 2.01(a). The Supplemental Term Commitment on the First Amendment Closing Date shall be Thirteen Million Dollars ($13,000,000).
“Supplemental Term Facility” means, (a) at any time during the Availability Period in respect of such Facility, the sum of (i) the aggregate amount of the Supplemental Term Commitment remaining at such time, and (ii) the aggregate principal amount of the Supplemental Term Loans outstanding at such time, and (b) thereafter, the aggregate principal amount of the Supplemental Term Loans outstanding at such time.
“Supplemental Term Loan” means an advance made by the Lender under the Supplemental Term Facility.
“Term SOFR Loan” means a Committed Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Lender) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Lender from time to time).
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
(c)    Section 1.01 of the Credit Agreement is hereby amended by deleting paragraphs “b” and “e” of the definition of “Permitted Acquisition” and replacing such paragraphs with the following:
(b) any future cash earnout payments in an amount of Two Million Dollars ($2,000,000) or in excess thereof made in connection with any Acquisition by Borrower shall be subject to compliance with paragraph (k) of the definition of Permitted Acquisition;
(e) reserved;
(d)    Section 1.01 of the Credit Agreement is hereby amended to remove the following defined terms and their respective definitions: “Borrowing Base”, “Borrowing Base Certificate”, “Borrowing Base Deficiency”, “BSBY”, “BSBY Daily Floating Rate”, “BSBY Rate”, “BSBY Rate Loan”, “BSBY Screen Rate”, “Eligible Receivable” and “Minimum Collateral Coverage”.

3.2.    Loans. Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.01    Loans.
(a)    Term Borrowing. Subject to the terms and conditions set forth herein, the Lender agrees to make (i) a single Term Loan to the Borrower, in Dollars, on the Closing Date in an amount not to exceed the Term Facility and (ii) Supplemental Term Loans to the Borrower, in Dollars, from time to time, on any Business Day during the Availability Period for the Supplemental Term Facility, in an aggregate amount not to exceed the Supplemental Term Facility. The Term Borrowings shall consist of the Term Loan and the Supplemental Term Loans made by the Lender. Term Borrowings repaid or prepaid may not be reborrowed. The Term Loan and the Supplemental Term Loan may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, any Term Borrowing made on the Closing Date or any of the three (3) Business Days following the Closing Date shall be made as a Base Rate Loan unless the Borrower delivers a Loan Notice not less than three (3) Business Days prior to the date of such Term Borrowing.
(b)    Revolving Borrowings. Subject to the terms and conditions set forth herein, the Lender agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower, in Dollars, from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of the Revolving Commitment; provided, however, that after giving effect to any Revolving Borrowing, the Total Revolving Outstandings shall not exceed the Revolving Commitment. Within the limits of the Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans, prepay under Section 2.06, and reborrow under this Section 2.01(b). Revolving Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, that any Revolving Borrowings made on the Closing Date or any of the three (3) Business Days following the Closing Date shall be made as Base Rate Loans unless the Borrower delivers a Loan Notice not less than three (3) Business Days prior to the date of such Revolving Borrowing.
3.3.    Borrowings, Conversions and Continuations of Loans. Section 2.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.02    Borrowings, Conversions and Continuations of Loans.
(a)    Notice of Borrowing. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Lender, which may be given by (A) telephone or (B) a Loan Notice; provided, that, any telephonic notice must be confirmed immediately by delivery to the Lender of a Loan Notice. Each such Loan Notice must be received by the Lender not later than 11:00 a.m. (i) two (2) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be, unless otherwise agreed by Lender, in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, in connection with any conversion or continuation of a Term Loan, if less, the entire principal thereof then outstanding). Except as provided in Sections 2.03(c), each Borrowing of or conversion to Base Rate Loans shall be, unless otherwise agreed by Lender, in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, in connection with any conversion or continuation of a Term Loan, if less, the entire principal thereof then outstanding). Each Loan Notice and each telephonic notice shall specify (A) the applicable Facility and whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans, as the case may be, under such Facility, (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (C) the principal amount of Loans to be borrowed, converted or continued, (D) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (E) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Term SOFR Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.
(b)    Advances. Following receipt of a Loan Notice for a Facility, upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Lender shall make the requested funds available to the Borrower either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Lender by the Borrower; provided, however, that, if, on the date a Loan Notice with respect to a Revolving Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.
(c)    Term SOFR Loans. Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Term SOFR Loans without the consent of the Lender, and the Lender may demand that any or all of the outstanding Term SOFR Loans be converted immediately to Base Rate Loans.
(d)    Interest Rates. Each determination of an interest rate by the Lender pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower in the absence of manifest error.
(e)    Interest Periods. After giving effect to the Term Borrowing, conversion of the Term Loan or Supplemental Term Loan from one Type to the other, and all continuations of the Term Loan or Supplemental Term Loan as the same Type, there shall not be more than three (3) Interest Periods in effect in respect of the Term Facility or Supplemental Term Facility. After giving effect to all Revolving Borrowings, all conversions of Revolving Loans from one Type to the other, and all continuations of

Revolving Loans as the same Type, there shall not be more than three (3) Interest Periods in effect in respect of the Revolving Facility.
(f)    Conforming Changes. With respect to SOFR or Term SOFR, the Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Lender shall post each such amendment implementing such Conforming Changes to the Borrower reasonably promptly after such amendment becomes effective.
3.4.    Borrowing Base. Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.03    Reserved.
3.5.    Prepayment. Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.06    Prepayments.
(a)    Optional. The Borrower may, upon notice to the Lender pursuant to delivery to the Lender of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay the Term Loan, Supplemental Term Loan and Revolving Loans in whole or in part without premium or penalty. Each prepayment of the outstanding Term Loan or Supplemental Term Loans pursuant to this Section 2.06(a) shall be applied to the principal repayment installments thereof in inverse order of maturity.
(b)    Mandatory.
(i)    Reserved.
(ii)    Prepayments of the Revolving Facility made pursuant to this Section 2.06(b), first, shall be applied ratably to the L/C Borrowings, second, shall be applied to the outstanding Revolving Loans, and, third, shall be used to Cash Collateralize the remaining L/C Obligations; and, in the case of prepayments of the Revolving Facility required pursuant to this Section 2.06(b), the amount remaining, if any, after the prepayment in full of all L/C Borrowings and Revolving Loans outstanding at such time and the Cash Collateralization of the remaining L/C Obligations in full (the sum of such prepayment amounts, Cash Collateralization amounts and remaining amount being, collectively, the “Reduction Amount”) may be retained by the Borrower for use in the ordinary course of its business, and the Revolving Facility shall be automatically and permanently reduced by the Reduction Amount as set forth in this Section 2.06(b). Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party that has provided Cash Collateral) to reimburse the Lender.

(iii)    Within the parameters of the applications set forth above, prepayments pursuant to this Section 2.06(b) shall be applied first (1st) to Base Rate Loans and then to Term SOFR Loans in direct order of Interest Period maturities. All prepayments under this Section 2.06(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.
(iv)    Extraordinary Receipts. Within ten (10) Business Days of receipt by the Borrower or any Subsidiary of any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Subsidiaries, and not otherwise included in this Section 2.06(b), the Borrower shall prepay the Loans and/or Cash Collateralize the L/C Obligations as hereinafter provided in an aggregate principal amount equal to no more than Three Hundred Thousand Dollars ($300,000) of all cash proceeds received therefrom.
3.6.    Repayment of Loans. Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    (i) Term Loan. The Borrower shall repay to the Lender the principal amount of the Term Loan, unless accelerated sooner pursuant to Section 8.02, in equal monthly installments of principal each in the amount of Two Hundred Ninety-One Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents ($291,666.67), commencing March 28, 2023, and on the same day of each month thereafter, plus interest on the Term Loan, until the Maturity Date for the Term Facility. Provided, however, that, (i) the final principal repayment installment of the Term Loan shall be repaid on the Maturity Date for the Term Facility and in any event shall be in an amount equal to the outstanding aggregate principal amount of the Term Loan, (ii) if any principal repayment installment to be made by the Borrower (other than principal repayment installments on the Term SOFR Loan) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on the Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.
(ii)    Supplemental Term Loans. The Borrower shall repay to the Lender the principal amount of the Supplemental Term Loans, unless accelerated sooner pursuant to Section 8.02, as follows (1) commencing May 1, 2024, and on the same day of each month thereafter during the Availability Period, monthly payments of interest on the Supplemental Term Loan, and (2) commencing November 1, 2024, and on the same day of each month thereafter, in forty-two (42) equal monthly installments of principal each in the amount of 1.25% of the unpaid principal balance of the Supplemental Term Loan as of October 31, 2024, plus interest on the Supplemental Term Loan, until the Maturity Date for the Supplemental Term Facility. Provided, however, that, (i) the final principal repayment installment of the Supplemental Term Loan shall be repaid on the Maturity Date for the Supplemental Term Facility and in any event shall be in an amount equal to the outstanding aggregate principal amount of the Supplemental Term Loan, (ii) if any principal repayment installment to be made by the Borrower (other than principal repayment installments on the Term SOFR Loan) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on the Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.
3.7.    Interest. Section 2.08(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    Interest. Subject to the provisions of Section 2.07(b), (i) each Term SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable Borrowing date at a rate per annum equal to the Applicable Rate for such Facility for such Interest Period; and (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate for such Facility. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement.
3.8.    Fees. Section 2.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.09.    Fees. In addition to certain fees described in subsection (l) of Section 2.04, the Borrower shall pay to the Lender:
(i) a nonrefundable upfront fee on the Closing Date of $42,500,
(ii) a nonrefundable upfront fee on the First Amendment Closing Date of $26,000, and
(iii) a nonrefundable fee in an amount equal to a rate per annum equal to 0.20% (calculated on the basis of actual number of days elapsed in a 365 day year) times the average daily amount by which the Supplemental Term Commitment exceeds the Outstanding Amount of the Supplemental Term Loans during the Availability Period, which fee shall accrue during the relevant Availability Period and shall be due and payable on the last day of the Availability Period for the Supplemental Term Facility.
3.9.    Computation of Interest and Fees. Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.10    Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365 day year). Interest shall accrue on each

Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11, bear interest for one (1) day. Each determination by the Lender of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
3.10.    Illegality. Section 3.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:
3.02    Illegality. If the Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Lender or the Lender’s Office to make, maintain or fund or charge interest with respect to any Credit Extension, or to determine or charge interest rates based upon SOFR or Term SOFR, then, upon notice thereof by the Lender to the Borrower, (a) any obligation of the Lender to issue, make, maintain, fund or charge interest with respect to any such Credit Extension or continue Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended, and (b) if such notice asserts the illegality of the Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of the Lender shall, if necessary to avoid such illegality, be determined by the Lender without reference to the Term SOFR component of the Base Rate, in each case until the Lender notifies the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from the Lender, prepay or, if applicable, convert all Term SOFR Loans to Base Rate Loans (the interest rate on which Base Rate Loans of the Lender shall, if necessary to avoid such illegality, be determined by the Lender without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if the Lender may lawfully continue to maintain such Term SOFR Loan to such day, or immediately, if the Lender may not lawfully continue to maintain such Term SOFR Loan and (ii) if such notice asserts the illegality of the Lender determining or charging interest rates based upon SOFR, the Lender shall during the period of such suspension compute the Base Rate applicable to the Lender without reference to the Term SOFR component thereof until the Borrower is advised in writing by the Lender that it is no longer illegal for the Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.
3.11.    Inability to Determine Rates. Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:
3.03    Inability to Determine Rates.
(a)    If in connection with any request for a Term SOFR Loan or a conversion of Base Rate Loans to Term SOFR Loans or a to or continuation of any of such Loans, as applicable, (i) the Lender determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under clause (i) of Section 3.03(b) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Lender determines that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Loan does not adequately and fairly reflect the cost to the Lender of funding such Loan, the Lender will promptly so notify the Borrower. Thereafter, (x) the obligation of the Lender to make or maintain Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Lender revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, or conversion to or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period.
(b)    Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Lender determines (which determination shall be conclusive absent manifest error), or the Borrower notifies the Lender that the Borrower has determined, that:
(i)    (i)    adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)    (ii)    CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Lender or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Lender, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”);
then, on a date and time determined by the Lender (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with, Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Lender, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).

If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis.
Notwithstanding anything to the contrary herein, (i) if the Lender determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Lender and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated bilateral credit facilities executed in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated bilateral credit facilities executed in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a Successor Rate.
The Lender will promptly (in one or more notices) notify the Borrower of the implementation of any Successor Rate.
Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Lender, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Lender.
Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0%, the Successor Rate will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents.
In connection with the implementation of a Successor Rate, the Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Lender shall provide each such amendment implementing such Conforming Changes to the Borrower reasonably promptly after such amendment becomes effective.
3.12.    Increased Costs Generally. Section 3.04(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(iii)    impose on the Lender any other condition, cost or expense affecting this Agreement or Term SOFR Loans made by the Lender or any Letter of Credit;
3.13.    Borrowing Base Certificate. Section 5.05(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(d)    Reserved.

3.14.    Financial Statements. Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.01    Financial Statements.
Deliver to the Lender, in form and detail satisfactory to the Lender:
(a)    Audited Financial Statements. As soon as available, but in any event within one hundred fifty (150) days after the end of each fiscal year of the Loan Parties (commencing with the fiscal year ended December 31, 2022), a Consolidated balance sheet of the Loan Parties as at the end of such fiscal year, and the related Consolidated statements of income or operations, changes in Shareholders’ Equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of MNBLUM LLC or an independent certified public accountant of nationally recognized standing reasonably acceptable to the Lender, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.
(b)    Quarterly Financial Statements. As soon as available, but in any event within sixty (60) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Loan Parties, a Consolidated balance sheet of the Loan Parties as at the end of such fiscal quarter, and the related Consolidated statements of income or operations, changes in Shareholders’ Equity and cash flows for such fiscal quarter and for the portion of the Loan Parties’ fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller who is a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of each Loan Party, subject only to normal year-end audit adjustments and the absence of footnotes.
As to any information contained in materials furnished pursuant to Section 6.02(f), each Loan Party shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of each Loan Party to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.
3.15.    Use of Proceeds. Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.11    Use of Proceeds.
Use the proceeds of the Credit Extensions for general corporate purposes and for the Purchase Agreement Transaction and the other Permitted Acquisitions not in contravention of any Law or of any Loan Document.

3.16.    Financial Covenants. Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
7.12    Financial Covenants.
(a)    Total Leverage Ratio. Permit the Total Leverage Ratio as of the end of any Measurement Period ending as of the end of any fiscal quarter of the Company to be greater than 2:50 to 1.00.
(b)    Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the end of any Measurement Period ending as of the end of any fiscal quarter of each Loan Party set forth below to be less than the 1.25 to 1.00.
(c)    Equity Partner Departures. Permit, in any fiscal quarter, the total number of Equity Partners of Borrower, taken as a whole to, to decline by more than 15% from the total number of Equity Partners as of the immediately preceding fiscal quarter other than any declines resulting from the departures of any Equity Partners by reason of death, disability or permanent retirement.
4.    Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that:
4.1.    Each Borrower is in compliance with all of the terms, covenants and conditions of the Credit Agreement, and all of the terms, covenants and conditions of each of the other Loan Documents to which it is a party.
4.2.    There exists no Event of Default and no event has occurred, or condition exists which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.
4.3.    After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are, except to the extent that they relate solely to an earlier date, true with the same effect as though such representations and warranties had been made on the date hereof.
4.4.    Each Borrower has full requisite power and authority to execute and deliver this Amendment, to perform its obligations under the Credit Agreement and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate or limited liability company action. No consent or approval of the shareholders or members of each Borrower which has not been obtained and no consent or approval of, notice to or filing with, any public authority which has not been obtained or made is required as a condition to the validity of this Amendment.
4.5.    This Amendment and the Credit Agreement constitute the valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
4.6.    There is no existing mortgage, lease, indenture, contract or other agreement binding on the Borrower or affecting their property, that would conflict with or in any way prevent the execution or delivery of this Amendment or the carrying out of the terms of the Credit Agreement.

5.    Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:
5.1.    Amendment. The Borrower and the Lender shall have executed and delivered one or more counterparts of this Amendment.
5.2.    Consent and Reaffirmation of Grantor. The Borrower shall have executed and delivered to the Lender the Consent and Reaffirmation of Grantor attached hereto.
5.3.    Joinder. The Existing Borrower and the New Borrower shall have executed and delivered the Joinder Agreement dated as of the date hereof and have performed all of the obligations thereunder.
5.4.    Officer’s Certificate. The Lender shall have received Officer’s Certificates dated as of the date hereof, certifying as to the Organization Documents of each Borrower (or, with respect to the Existing Borrowers, the amendments, if any, to the Organizational Documents delivered to the Lender on the Closing Date) (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Borrower, the good standing, existence or its equivalent of each Borrower and of the incumbency (including specimen signatures) of the Responsible Officers of each Borrower.
5.5.    Solvency Certificate. The Lender shall have received a Solvency Certificate signed by a Responsible Officer of the Company as to the financial condition, solvency and related matters of Borrower and its Subsidiaries, after giving effect to the transactions contemplated hereby.
5.6.    Financial Condition Certificate. The Lender shall have received, in form and substance satisfactory to the Lender, a certificate or certificates executed by a Responsible Officer of Borrower as of the date hereof, as to certain financial matters.
5.7.    KYC Information. Upon the request of the Lender, (a) the Borrower shall have provided to the Lender, and the Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, and (b) if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower shall have delivered Beneficial Ownership Certifications to the Lender. For purposes hereof: (i) “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, and (ii) “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
5.8.    Payment of Fees. Borrower shall pay to the Lender the fees and expenses set forth in Section 8 of this Amendment.
5.9.    Other Conditions. The Lender shall have received any and all other certificates, statements, opinions and other documents required by the terms of this Amendment or otherwise requested by the Lender.
6.    No Other Amendments; Reaffirmation; No Novation; No Waiver; Reservation of Rights and Release.
6.1.    Except as expressly amended hereby, the terms of the Credit Agreement shall remain in full force and effect in all respects, and each Borrower hereby reaffirms its obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party. Each

Borrower acknowledges and agrees that (a) the execution and delivery of this Amendment and consummation of the transactions contemplated hereby do not reduce, discharge, release, impair or otherwise limit any such Borrower’s obligations under the Credit Agreement or any of the other Loan Documents to which it is a party, (b) no Borrower has any offset, counterclaim or defense of any kind to its obligations, covenants or agreements under the Credit Agreement or any of the other Loan Documents to which it is a party, (c) nothing contained in this Amendment shall be deemed to constitute a waiver or release by the Lender of any default or Event of Default that may now or hereafter exist under the Credit Agreement or any of the other Loan Documents, or of the Lender’s right to exercise any and all of its rights and remedies thereunder, all of which rights and remedies are hereby reserved by the Lender, and (d) nothing contained in this Amendment shall be construed to constitute a novation with respect to the indebtedness described in the Credit Agreement and the other Loan Documents.
6.2.    Each Borrower, for itself and for its successors and assigns, hereby releases and forever discharges the Lender and the Lender’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (collectively, the “Lender Group”), from any and all presently existing claims, demands, damages, liabilities, actions and/or causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Borrower may have or claim to have against any of the Lender Group arising out of facts or events in any way related to the Credit Agreement, any of the other Loan Documents, or the transactions contemplated thereby or hereby that exist on the date hereof or arise from facts or actions occurring prior hereto or on the date hereof.
6.3.    Without limiting the generality of the foregoing or the Security Agreement, each Borrower hereby acknowledges and agrees that (i) the security interests and liens granted under the Security Agreement secure the Borrower’s indebtedness, obligations and liabilities under the Credit Agreement, as amended by this Amendment and the other Loan Documents (as each of such Loan Documents may have been affected by this Amendment), (ii) this Amendment does not release, impair or otherwise limit any of its obligations under the Security Agreement, (iii) the Security Agreement remains in full force and effect in all respects, and (iv) all references in the Security Agreement to the “Credit Agreement” shall be deemed references to the Credit Agreement as amended by this Amendment.
7.    References. All references in the Credit Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the “Credit Agreement” or similar words in the other Loan Documents, or any other document or instrument that refers to the Credit Agreement, shall be deemed to be references to the Credit Agreement as amended by this Amendment.
8.    Fees and Expenses. In consideration of Lender’s agreement to amend the terms of the Credit Agreement, the Borrower hereby agrees that it will pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation of this Amendment and the consummation of the transactions described herein, including, without limitation, the reasonable attorneys’ fees and expenses of the Lender.
9.    Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without reference to conflicts of law principles.

10.    Counterparts; Electronic Delivery. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.
11.    Successors. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
12.    FINAL AGREEMENT. BY SIGNING THIS AMENDMENT, EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS AMENDMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES, AND (D) THIS AMENDMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
[Signatures begin on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, all as of the day and year first above written.

BORROWER:	PUBLIC POLICY HOLDING COMPANY, INC.

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE GROUP PARTNERS, LLC

By: Public Policy Holding Company, Inc., its General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE ADVISORS LLC

By: Public Policy Holding Company, Inc., its General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

BAY STRATEGIES LLC

By: Public Policy Holding Company, Inc., its General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
Signature Page to First Amendment to Credit Agreement

BLUE ENGINE MESSAGE & MEDIA, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CFW GROUP LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

COLUMBIA CAMPAIGN GROUP LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CROSSROADS STRATEGIES, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
Signature Page to First Amendment to Credit Agreement

FORBES TATE PARTNERS LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

JDA FRONTLINE PARTNERS, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

KP PUBLIC AFFAIRS LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

MULTISTATE ASSOCIATES, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
Signature Page to First Amendment to Credit Agreement

O'NEILL & PARTNERS, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

SEVEN LETTER ONA LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CONCORDANT LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

LUCAS PUBLIC AFFAIRS, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
Signature Pages Continue
Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Lender

By:	/s/ Holver Rivera
Name: Holver Rivera
Title: Senior Vice President
Signature Page to First Amendment to Credit Agreement

CONSENT AND REAFFIRMATION OF GRANTOR
Capitalized terms used herein shall have the meanings specified in the foregoing Amendment. Pursuant to that certain Security and Pledge Agreement dated as of February 28, 2023 (the “Security Agreement”) the undersigned (“Grantor”) granted to Lender a continuing security interest in the Collateral to secure the Borrower’s obligations under the Credit Agreement. Grantor hereby consents and agrees to the terms of the Amendment, and, without limiting the generality of the terms of the Security Agreement and each other Collateral Document and/or any agreement under which it has granted to the Lender a lien or security interest in any of its real or personal property (collectively, the “Supporting Documents”), acknowledges and agrees that (i) the Supporting Documents cover and apply to the Borrower’s obligations under the Credit Agreement, as amended by the Amendment, (ii) each reference in the Supporting Documents to the “Credit Agreement” shall be deemed to be a reference to the Credit Agreement as amended by the Amendment, (iii) the Amendment does not release, impair or otherwise limit any of Grantor’s obligations under the Supporting Documents, (iv) Grantor does not have any offset, counterclaim or defense of any kind to its obligations, covenants or agreements under the Supporting Documents, all of which obligations, covenants and agreements are hereby expressly reaffirmed, and (v) the Supporting Documents remain in full force and effect in all respects. Although each has been informed of the terms of the Amendment, it understands and agrees that the Lender has no duty to so notify it or any other grantor now or in the future, or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.
Grantor, for itself and for its successors and assigns, hereby releases and forever discharges the Lender and the Lender’s, respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (collectively, the “Lender Group”), from any and all presently existing claims, demands, damages, liabilities, actions and/or causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Grantor may have or claim to have against any of the Lender Group arising out of facts or events in any way related to the Supporting Documents, the Credit Agreement or the transactions contemplated thereby that exist on the date hereof or arise from facts or actions occurring prior hereto or on the date hereof.
[Signatures begin on following page]

Grantor has duly executed this Consent and Reaffirmation of Grantor under seal, all as of the day and year first written in the foregoing Amendment.

GRANTOR:	PUBLIC POLICY HOLDING COMPANY, INC.

	By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE GROUP PARTNERS, LLC

By: Public Policy Holding Company, Inc., its General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

ALPINE ADVISORS LLC

By: Public Policy Holding Company, Inc., its General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

BAY STRATEGIES LLC

By: Public Policy Holding Company, Inc., its General Manager

		By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
Signature Page to Consent and Reaffirmation of Grantor

BLUE ENGINE MESSAGE & MEDIA, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CFW GROUP LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

COLUMBIA CAMPAIGN GROUP LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CROSSROADS STRATEGIES, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
Signature Page to Consent and Reaffirmation of Grantors

FORBES TATE PARTNERS LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

JDA FRONTLINE PARTNERS, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

KP PUBLIC AFFAIRS LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

MULTISTATE ASSOCIATES, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
Signature Page to Consent and Reaffirmation of Grantors

O'NEILL & PARTNERS, LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

SEVEN LETTER ONA LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer

CONCORDANT LLC

By: Public Policy Holding Company, Inc., its General Manager

By:	/s/ G. Stewart Hall
G. Stewart Hall
Chief Executive Officer
Signature Page to Consent and Reaffirmation of Grantors